UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 10, 2018

Date of Report (Date of Earliest Event Reported)

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03 Bankruptcy or Receivership

Chapter 11 Filing

On October 15, 2018 (the “Petition Date”), Sears Holdings Corporation (the “Company”) and the subsidiaries of the Company listed in Exhibit 99.1 (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. To ensure their ability to continue operating in the ordinary course of business, the Debtors have filed with the Bankruptcy Court motions seeking a variety of “first-day” relief (collectively, the “First Day Motions”), including authority to obtain debtor-in-possession financing, pay employee wages and benefits, honor member programs, and pay vendors and suppliers in the ordinary course for all goods and services provided after the Petition Date.

Senior “Debtor-in-Possession” Financing

Pursuant to a term sheet dated as of October 15, 2018 (the “DIP ABL Term Sheet”), by and among Sears Roebuck Acceptance Corp. (“SRAC”) and Kmart Corporation (“Kmart”), as borrowers (SRAC and Kmart, together the “DIP ABL Borrowers”), the Company and the Debtors other than SRAC and Kmart, as guarantors (the “Guarantors”), the lenders party thereto from time to time, including each prepetition lender that chooses to roll up its prepetition extensions of credit (the “DIP ABL Lenders”), and Bank of America, N.A. (“BofA”), as administrative agent for the DIP ABL Lenders and BofA and Wells Fargo Bank, National Association (“Wells Fargo”) as co-collateral agents, BofA, Wells Fargo and the DIP ABL Lenders have committed to provide a senior secured superpriority priming debtor-in-possession asset-based credit facility in an aggregate principal amount of approximately $1.830 billion (assuming 100% participation by prepetition lenders) (the “DIP ABL Facility”), representing an estimated increase to availability under the existing facility of $300 million, with up to $50 million of such DIP ABL Facility available for the issuance of standby letters of credit. The DIP ABL Facility is subject to the approval of the Bankruptcy Court. The proceeds of loans extended under the DIP ABL Facility will be used for purposes permitted by orders of the Bankruptcy Court, including (i) for working capital and other general corporate purposes of the DIP ABL Borrowers, (ii) to pay transaction costs, professional fees and other obligations and expenses incurred in connection with the DIP ABL Facility, the Chapter 11 Cases and the transactions contemplated thereunder, and (iii) to pay adequate protection expenses, if any, to the extent set forth in any order entered by the Bankruptcy Court.

The DIP ABL Facility will mature on the earliest of (i) the date that is 12 months after the Petition Date, (ii) 36 days after the Petition Date, if the final order with respect to the DIP ABL Facility has not been approved by the Bankruptcy Court, (iii) 43 days after the interim order with respect to the DIP ABL Facility has been entered by the Bankruptcy Court, if the final closing date of the DIP ABL Facility has not occurred, (iv) the substantial consummation of a Chapter 11 plan of reorganization of the Debtors (the “Plan”), (v) the consummation of a sale of all or substantially all of the prepetition ABL collateral and (vi) the date of termination of the DIP ABL Lenders’ commitments and the acceleration of the outstanding loans, in each case, under the DIP ABL Facility. Subject to an intercreditor agreement and certain exceptions, the DIP ABL Facility will be secured by a senior perfected security interest in substantially all of the assets of the DIP ABL Borrowers and the Guarantors, including the prepetition ABL collateral and other previously unencumbered assets.

The Company will pursue a going-concern sale process for the remaining stores after the closures described in Item 2.05 below. The Debtors have set a deadline of December 15, 2018 to obtain and find acceptable a non-contingent and fully-financed stalking horse bid for the sale of these stores that is reasonably acceptable to the DIP ABL Lenders. If no such bid (or financing) is achieved by December 15, 2018, the DIP ABL Lenders may direct the loan parties to sell or liquidate these assets and other collateral in order to maximize value for the Debtors’ estates.

Item 2.03. Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.03 of this Form 8-K regarding the DIP ABL Term Sheet is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constitutes an event of default that accelerated the obligations under the following debt instruments (the “Debt Instruments”):

•

Third Amended and Restated Credit Agreement, dated as of July 21, 2015 (as amended, supplemented or otherwise modified from time to time), between the Company, SRAC, and Kmart, the lenders party thereto, and Bank of America, N.A., as agent, related to $1.656 billion outstanding aggregate principal amount of revolving and term loans and letters of credit;

•

Letter of Credit and Reimbursement Agreement, dated as of December 28, 2016 (as amended, supplemented or otherwise modified from time to time), among the Company, SRAC, and Kmart, the financial institutions party thereto from time to time as L/C Lenders, and Citibank N.A., as Administrative Agent and Issuing Bank, related to $271.1 million outstanding aggregate principal amount of letters of credit;

•

Second Lien Credit Agreement, dated as of September 1, 2016 (as amended, supplemented, or otherwise modified from time to time), between the Company, SRAC and Kmart, the lenders party thereto, and JPP, LLC as administrative agent and collateral administrator, related to $887.1 million outstanding aggregate principal amount of term loans, line of credit loans and alternative tranche line of credit loans;

•

Credit Agreement, dated as of March 14, 2018 (as amended, supplemented, or otherwise modified from time to time), among SRC O.P. LLC, SRC Facilities LLC and SR Real Estate (TX) LLC, as the borrowers, the lenders party thereto, UBS AG, Stamford Branch, LLC as administrative agent, and UBS Securities LLC, as lead arranger and bookrunner, related to $111.0 million outstanding aggregate principal amount of term loans;

•

Mezzanine Loan Agreement, dated as of March 14, 2018 (as amended, supplemented, or otherwise modified from time to time), among SRC Sparrow 2 LLC, as borrower, JPP, LLC and JPP II, LLC as lenders, and JPP, LLC, as administrative agent, related to $513.2 million outstanding aggregate principal amount of term loans;

•

Indenture, dated as of October 12, 2010 (as amended, supplemented, or otherwise modified from time to time), among the Company, the guarantors party thereto and Wilmington Trust, National Association (successor to Wells Fargo Bank, National Association) as Trustee and Collateral Agent, governing the 6 5/8% Senior Secured Notes which mature on October 15, 2018, of which $89.0 million aggregate principal amount are outstanding;

•

Indenture, dated as of March 20, 2018 (as amended, supplemented, or otherwise modified from time to time), by and among the Company, the guarantors party thereto and Computershare Trust Company, N.A., governing the 6 5/8% Senior Secured Convertible PIK Toggle Notes which mature on October 15, 2019, of which $175.4 million aggregate principal amount are outstanding;

•

Indenture, dated as of November 21, 2014 (as amended, supplemented, or otherwise modified from time to time), by and between the Company and Computershare Trust Company, N.A., as Trustee, governing the 8% Senior Unsecured Notes which mature on December 15, 2019, of which $411.0 million aggregate principal amount are outstanding;

•

Second Supplemental Indenture, dated as of March 20, 2018 (as amended, supplemented, or otherwise modified from time to time), by and between the Company and Computershare Trust Company, N.A., as Trustee, governing the 8% Senior Unsecured Notes Convertible PIK Notes which mature on December 15, 2019, of which $222.6 million aggregate principal amount are outstanding;

•

Third Amended and Restated Loan Agreement, dated as of June 4, 2018 (as amended, supplemented, or otherwise modified from time to time), among the Company, as guarantor, the subsidiaries of the Company party thereto as borrowers, JPP, LLC, as Agent, and the lenders party thereto, related to $831.4 million outstanding aggregate principal amount of term loans;

•

Term Loan Credit Agreement, dated as of January 4, 2018 (as amended, supplemented, or otherwise modified from time to time), among the Company, SRAC and Kmart, as borrowers, the subsidiaries of the Company party thereto, the lenders party thereto from time to time, and JPP, LLC as administrative and collateral agent, related to $231.2 million outstanding aggregate principal amount of term loans;

•

Indenture, dated as of May 15, 1995 (as amended, supplemented, or otherwise modified from time to time), between SRAC and The Bank of New York Mellon Trust Company, N.A. (successor trustee to The Chase Manhattan Bank, N.A.), governing the 7.50% Notes due 2027 which mature on October 15, 2027, the 6.75% Notes due 2028, which mature on January 15, 2028, the 6.50% Notes due 2028, which mature on December 1, 2028, the 7.00% Notes due 2032, which mature on June 1, 2032, the 7.00% Notes due 2042, which mature on July 15, 2042, and the 7.40% Notes due 2043, which mature on February 1, 2043, of which $185.5 million aggregate principal amount are outstanding;

•

Supplemental Indenture, dated as of March 20, 2018 (as amended, supplemented, or otherwise modified from time to time), among SRAC, Sears, Roebuck and Co., the guarantor parties thereto, and the Bank of New York Mellon Trust Company, N.A. (successor trustee to The Chase Manhattan Bank, N.A.), governing the 7.00% / 12.00% PIK-Toggle Notes due March 31, 2028, of which $107.9 million aggregate principal amount are outstanding; and

•

Indenture, dated as of October 1, 2002 (as amended, supplemented, or otherwise modified from time to time), between SRAC and BNY Midwest Trust Company, governing various intercompany medium-term notes, with various rates of interest and maturities ranging from October 25, 2018 to March 12, 2024, of which $2.3 billion aggregate principal amount are outstanding.

Any efforts to enforce payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Chapter 11 Cases and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 2.05. Costs Associated with Exit or Disposal Activities.

The First Day Motions filed by the Debtors with the Bankruptcy Court include a motion to reject leases at approximately 220 locations, nearly all of which are “dark store” locations at which the Debtors have already ceased ongoing operations, and another motion to commence “going out of business sales” at 142 unprofitable stores that the Company expects to close near the end of the year. This is in addition to the previously-announced closure of 46 unprofitable stores that is expected to be completed by November 2018. Based upon their continuing review, the Debtors may file additional motions seeking relief from the Bankruptcy Court to reject other leases and contracts. The Company is not able to estimate at this time the amount, nature and timing of restructuring and impairment charges that will be incurred as a result of these actions.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

Chief Executive Officer Transition

On October 14, 2018, Mr. Lampert stepped down as Chief Executive Officer of the Company. He will continue to serve as Chairman of the Company’s Board of Directors (the “Board”). To fulfill the responsibilities of the Chief Executive Officer, the Board has created an Office of the Chief Executive, which will be composed of the following officers of the Company: Robert A. Riecker, Chief Financial Officer, Leena Munjal, Chief Digital Officer, and Greg Ladley, President of Apparel and Footwear.

Mr. Riecker was appointed to his current position in April 2017, and had served as Controller and Head of Capital Markets Activities since October 2016. He joined the Company as Assistant Controller in October 2005 and served as Vice President and Assistant Controller from May 2007 to October 2011. From October 2011 until his election as Vice President, Controller and Chief Accounting Officer in January 2012, he served as the Company’s Vice President, Internal Audit.

Ms. Munjal was appointed to her current position in January 2018. She previously served as Senior Vice President, Customer Experience and Integrated Retail, since October 2012. She was appointed as Divisional Vice President, Integrated Retail and Member Experience, in July 2011 and was promoted to Vice President in June 2012. From October 2009 to June 2011, she served as Divisional Vice President, and Chief of Staff, Office of the Chairman, and served as Chief of Staff, Office of the CEO, from November 2007 to November 2009. Ms. Munjal joined the Company as Director, Information Technology, in March 2003.

Mr. Ladley was appointed to his current position in February 2018. He previously served as President, Apparel since joining the Company in October 2017. Prior to joining the Company, Mr. Ladley served as Senior Vice President, Luxury Brands Global Strategy, at Ralph Lauren.

There is no arrangement or understanding pursuant to which any of the members of the Office of the Chief Executive was appointed to that position and none has any family relationships with any executive officer or director of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Director Appointment

On October 11, 2018, William L. Transier, Chief Executive Officer of Transier Advisors LLC, was elected to the Board. Mr. Transier will hold office until the 2019 annual meeting of stockholders of the Company, or until his successor is duly elected and qualified. The Board has determined that Mr. Transier meets the standards of independence under the Company’s Corporate Governance Guidelines and the applicable NASDAQ listing rules. There is no arrangement or understanding between Mr. Transier and any other person pursuant to which he was selected as a director. Mr. Transier has been appointed as a member of the restructuring committee of the Board (the “Restructuring Committee”) discussed below. As a non-employee director, Mr. Transier is entitled to receive compensation in the same manner as the Company’s other non-employee directors and will also receive compensation for service on the Restructuring Committee. For a description of the Company’s non-employee director compensation program, see “Compensation of Directors” in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 29, 2018.

Restructuring Committee

The Board has formed a Restructuring Committee consisting solely of independent directors to, among other things, review and evaluate strategic alternatives available to the Company, including the restructuring of indebtedness and sale of assets. The Restructuring Committee has decision-making authority over transactions in which ESL or its affiliates (excluding the Company) has indicated an interest in participating or has a conflict of interest by virtue of its security interest in an asset or otherwise.

The members of the Restructuring Committee are Alan J. Carr, Paul G. DePodesta, Ann N. Reese, and William L. Transier. Each member of the Restructuring Committee will receive a fee of $25,000 per month for his or her service on the Restructuring Committee.

Appointment of Chief Restructuring Officer

On October 10, 2018, the Company appointed Mohsin Y. Meghji, Managing Partner of M-III Advisory Partners, LP (“M-III”), as Chief Restructuring Officer of the Company (“CRO”). Mr. Meghji has joined the Company’s senior management team and will help lead the Company’s restructuring efforts, reporting to the Restructuring Committee.

The services of Mr. Meghji and other M-III personnel are being provided pursuant to an engagement letter between the Company and M-III. Mr. Meghji will not receive any compensation directly from the Company. There is no other arrangement or understanding pursuant to which Mr. Meghji was appointed CRO of the Company. Mr. Meghji has no family relationships with any executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 14, 2018, the Board approved and adopted amendments to the Company’s Amended and Restated By-Laws to add after the words “In the absence or incapacity of the Chief Executive Officer, the Board of Directors shall determine which other officer shall perform the duties of that office” the following: “or establish an Office of the Chief Executive to perform such duties and designate the individuals who shall serve in such office from time to time.”

Item 7.01 Regulation FD Disclosure.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Additional information is available on the Company’s restructuring website at restructuring.searsholdings.com. For documents filed with the Bankruptcy Court and other documents related to the court-supervised process, please visit http://restructuring.primeclerk.com/sears, call (844) 384-4460 (for toll-free domestic calls) and +1 (929) 955-2419 (for tolled international calls), or email searsinfo@primeclerk.com.

A copy of the press release dated October 15, 2018 issued by the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s senior debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the Company’s ability to obtain junior debtor-in-possession financing and the amount, terms and conditions of any such financing; the impact of and ability to successfully implement store closures and to right-size the Company’s operating model; the Company’s ability to consummate sales of its store base and other assets and the terms and conditions of any such sales; the Company’s ability to implement operational improvement efficiencies; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s common stock and the ability of the Company to remain listed on Nasdaq as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	List of Subsidiaries that are Debtors

99.2	Press Release, dated October 15, 2018

Exhibit Index

Exhibit No.	Exhibit

99.1	List of Subsidiaries that are Debtors

99.2	Press Release, dated October 15, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer

Dated: October 15, 2018